                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2001

Seeking the highest total return, a combination of income and capital appreciation, consistent with reasonable risk

SCUDDER
TOTAL RETURN FUND

"Achieving that delicate balance between the portfolio's stock and bond holdings is especially important in fickle markets like these. It's also especially difficult"

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
10
TERMS TO KNOW
11
INDUSTRY SECTORS
12
LARGEST HOLDINGS
13
PORTFOLIO OF INVESTMENTS
20
FINANCIAL STATEMENTS
23
FINANCIAL HIGHLIGHTS
25
                                                  NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 SCUDDER TOTAL RETURN FUND TOTAL RETURNS*
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

Scudder Total Return Fund Class A                                                -5.87
Scudder Total Return Fund Class B                                                 -6.3
Scudder Total Return Fund Class C                                                -6.21
Lipper Balanced Funds Category Average*                                          -3.76

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/01   10/31/00
 .........................................................
    SCUDDER TOTAL RETURN FUND
    CLASS A                         $9.69     $11.34
 .........................................................
    SCUDDER TOTAL RETURN FUND
    CLASS B                         $9.69     $11.34
 .........................................................
    SCUDDER TOTAL RETURN FUND
    CLASS C                         $9.67     $11.31
 .........................................................

 SCUDDER TOTAL RETURN FUND
 LIPPER RANKINGS AS OF 4/30/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR             #304 of 470 funds     #337 of 470 funds     #333 of 470 funds
 ..........................................................................................
    5-YEAR              #91 of 261 funds     #142 of 261 funds     #137 of 261 funds
 ..........................................................................................
    10-YEAR             #38 of 66 funds             n/a                   n/a
 ..........................................................................................
    15-YEAR             #17 of 34 funds             n/a                   n/a
 ..........................................................................................
    20-YEAR             #20 of 29 funds             n/a                   n/a
 ..........................................................................................

 DIVIDEND REVIEW

 DURING THE PERIOD, SCUDDER TOTAL RETURN FUND PAID THE FOLLOWING DIVIDENDS PER
 SHARE:

                                    CLASS A                CLASS B                CLASS C
 ....................................................................................................
    INCOME DIVIDEND:                 $0.13                  $0.09                  $0.09
 ....................................................................................................
    LONG-TERM CAPITAL GAIN:          $0.85                  $0.85                  $0.85
 ....................................................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE
                           ESTIMATED. MORNINGSTAR HAS PLACED SCUDDER TOTAL
                           RETURN FUND IN THE DOMESTIC HYBRID CATEGORY.
                           PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION
                           OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and even the strong equity rally in the spring has failed to restore the wealth eaten up by the recent bear market.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and next. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. First quarter 2001 Standard & Poor's (S&P) operating earnings were down 22 percent compared to a year ago, dropping them all the way back to early 1998 levels. More importantly, when CEOs confessed to missing their first quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 12 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 77 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street has suffered its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (5/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                          5.40                   5.70                   6.40                   5.50
Prime rate2                                     7.00                   9.50                   9.25                   7.75
Inflation rate3*                                3.30                   3.40                   3.10                   2.20
The U.S. dollar4                               10.00                  11.10                   4.30                  -0.90
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                       -1.00                   5.10                   6.50                   3.20
Employment growth6                              0.40                   1.70                   2.70                   2.30

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although sales have slowed in the past couple of months, as car makers became more judicious with incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first four months of this year (the latest data available from the Bureau of Economic Analysis compared to $10 billion in the first four months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. The recently passed tax cut, with rebates scheduled to begin during the summer should help shoppers stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume declined in both the final quarter of 2000 as well as in the first three months of this year. We've trimmed this year's export growth estimate to just 1 percent from the 7 percent to 8 percent we thought likely at the beginning of the year. At least imports fell, too, in the first quarter, so lessened the damage on first quarter growth. However, trade will still likely be a drag on U.S. growth

ECONOMIC OVERVIEW

for the rest of this year and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JUNE 6, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[LANGBAUM PHOTO]

LEAD PORTFOLIO MANAGER GARY A. LANGBAUM HAS BEEN A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC. SINCE 1988. LANGBAUM IS A CHARTERED FINANCIAL ANALYST AND HAS MORE THAN 25 YEARS OF EXPERIENCE IN EQUITY RESEARCH AND PORTFOLIO MANAGEMENT.


[MCCORMICK PHOTO]

PORTFOLIO MANAGER TRACY MCCORMICK IS A MANAGING DIRECTOR AND HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. MCCORMICK FOCUSES HER CONTRIBUTIONS ON THE EQUITY PORTION OF THE PORTFOLIO. PORTFOLIO MANAGER ROBERT CESSINE, A MANAGING DIRECTOR WITH THE FIRM, WITH NEARLY 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE, CONTRIBUTES TO THE MANAGEMENT OF THE BOND PORTION OF THE PORTFOLIO. HE IS ALSO A CHARTERED FINANCIAL ANALYST. THE MANAGEMENT TEAM IS SUPPORTED BY ZURICH SCUDDER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND ECONOMISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.



SCUDDER TOTAL RETURN FUND DURING THE PERIOD FACED
SLOWER-THAN-EXPECTED U.S. ECONOMIC GROWTH THAT
RESULTED IN AN UNEXPECTED AND DRAMATIC SHIFT IN
FEDERAL RESERVE MONETARY POLICY AND FICKLE EQUITY
MARKETS. AMID THESE AND OTHER CHALLENGES, THE
PORTFOLIO LOST GROUND ALONG WITH THE MAJORITY OF
ITS PEERS. HERE, LEAD PORTFOLIO MANAGER GARY
LANGBAUM TALKS ABOUT HOW THE PORTFOLIO'S DELICATE
BALANCE OF STOCKS AND BONDS AFFECTED FUND
PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30,
2001.

Q     WILL YOU PROVIDE AN OVERVIEW OF MARKET CONDITIONS DURING THE PERIOD,
HIGHLIGHTING ANY PARTICULAR CHALLENGES TO FUND PERFORMANCE?

A     During the last months of the year 2000, slower-than-expected U.S.
economic growth, disappointing corporate earnings and persistent market volatility intensified investor anxieties. Fearing recession (see Terms To Know, on page 10), many investors turned away from technology and other high-valuation/high-expectation sectors, choosing instead more traditionally defensive industry sectors, such as health care and finance.

  Then, in an aggressive attempt to stimulate the stagnating economy, the Fed dramatically reversed its policy shortly following the New Year. The Fed was widely criticized, nevertheless, for reacting too late. Many believed that an extended economic downturn would be unavoidable. Despite a successive cut in rates, stock market investors -- already wearied by historically high levels of sustained volatility and crippling losses -- began a broad market sell-off that left few sectors untouched. The period ended on a high note, however, when the equity markets rallied strongly in response to the Fed's April move to reduce rates a third time.

  Overall, value stocks (see Terms To Know, on page 10) reversed a trend of several years, outperforming their growth (see Terms To Know, on page 10) counterparts. Likewise, small-capitalization stocks outstripped larger caps during the period. The fund's objective, which creates a natural bias toward larger growth stocks, quite simply was a disadvantage during this market cycle.

  On balance, investors seeking a safe harbor increased demand for higher-quality fixed-income investments, which provided strongly positive returns during the period. In particular, U.S. Treasury and agency securities
-- which account for the largest portion of the portfolio's fixed-income holdings -- benefited from a favorable supply/demand dynamic. Shorter maturities outperformed longer-term securities due to a steepening but inverted yield curve (see Terms To Know, on page 10).

  The market's risk aversion contributed negatively to the relatively poor performance of corporate bonds, which largely tracked the equity markets. These account for the second largest portion of the portfolio's fixed-income assets.

Q     HOW DID SCUDDER TOTAL RETURN FUND PERFORM AGAINST THIS VOLATILE BACKDROP?

A     In line with the fund's objective, the fixed-income, or bond, portion of the portfolio helped temper the volatility of the equity markets and mitigated losses. The fund strongly outperformed the benchmark Standard & Poor's 500

PERFORMANCE UPDATE

index as a result. Nevertheless, the fund's comparatively greater exposure to growth-oriented stocks caused it to lose ground to competitors who increased their fixed-income holdings more aggressively. For the semiannual period ended April 30, 2001, Scudder Total Return Fund slipped 5.87 percent (class A shares, unadjusted for a sales charge). This compares with the index, which was down
12.06 percent, and the Lipper Balanced Funds category average, which dipped 3.76 percent.

  Because Scudder Total Return Fund is a balanced fund, it's also important to compare the fund's performance with the Lehman Brothers Government/Corporate Bond Index, which rose 6.23 percent during the period. Be mindful, however, that this index is composed entirely of bonds, while the fund includes a significant portion of equity holdings. Also in line with the fund's objective, the higher return potential of equities is designed to achieve capital growth. In "up" markets, therefore, Scudder Total Return Fund is likely to outperform this index.

Q     WHAT WORKED PARTICULARLY WELL FOR THE SCUDDER TOTAL RETURN FUND DURING THE
PERIOD?

A     In the end, it was the fund's technology holdings that proved to be the primary driver of performance during the period. But it didn't start out that way. The defensive stance of the portfolio's equity allocation, which included an underweight position in technology stocks, caused the fund to slip in January after the Fed's unexpected and dramatic reversal of its monetary policy set off a flurry of activity in tech. But the tech rally proved short-lived. In February, significant shortfalls in corporate earnings and other "bad business" reports resulted in a ratcheting down of earning power for many technology companies. The portfolio's underweight position in technology then proved beneficial.

  By the time March rolled around, however, we could hardly imagine a more negative scenario, and we believed we were beginning to see a bottom forming. And by April, all the bad news seemed to have been priced into the sector. Valuations (see Terms To Know, on page 10) had been decimated, and earnings expectations had become more reasonable. We were no longer willing to bet against technology. Beginning in late March and continuing through the first week of April, we aggressively increased the portfolio's technology stake, ultimately bringing the fund's weighting up to par with the benchmark.

  Following the April cut in interest rates -- the third in a series during the period -- we began to see more significant and sustained technology stock performance. A few newly purchased names posted tremendous gains, enabling us to take profits and recover some of the ground lost to our competitors earlier in the period. The real story, however, was the stellar performance of some of the fund's longest-held names, including IBM, Intel and Microsoft, all among the portfolio's 10 largest holdings.

  Microsoft, the portfolio's second largest holding, provides a great example of our investment discipline at work. We rely on intensive, proprietary research to uncover a stock's fundamental strengths. We make our buying and selling decisions based on the results of that analysis, not on unsubstantiated rumor or the whims of Wall Street. In the case of Microsoft, the stock price had been driven down by what we believed to be investor overreaction to protracted antitrust litigation and the failure of the government to reach a resolution. Our analysis at the time showed the company to be well positioned to expand sales and earnings. We took advantage of the opportunity to build our position in the stock. Since that time, the price has rebounded and we expect to see greater gains as fundamentals further improve. All eyes are focused on the launch this fall of Microsoft SP, a new application that could prompt another software and microprocessor upgrade cycle. In addition, people believe -- as do we -- that the company will win its appeal.

Q     WERE THERE STRATEGIES OR SPECIFIC STOCKS THAT PROVED DISAPPOINTING?

A     Achieving that delicate balance between the portfolio's stock and bond holdings is especially important in fickle markets like these. It's also especially difficult. Our assumptions about the expected returns of the stock market were too optimistic. As our concerns about the state of the economy intensified, we pared back the portfolio's equity holdings from 65 to 60 percent and raised the portfolio's stake in bonds from about 35 to 40 percent. The majority of our competitors, however, were more defensively positioned early on with even larger fixed-income allocations. Typically, when interest rates fall, bond prices rise. Their larger stake (and possibly their earlier purchase of the bonds) enabled them to capture more of the gains.

  In terms of specific stocks, many of the health care names that had been important contributors to

PERFORMANCE UPDATE

performance in the past suffered losses during the period. In general, a shift in market sentiment away from health care, based in part on rising political risks and pending patent issues, dragged performance. Falling from the top 10 holdings were Abbott Laboratories and Baxter International, both of which were trimmed due to price appreciation during the period. Baxter was a strong performer throughout the six-month period, while Abbott logged gains in the last three months.

  Market psychology, more than any fundamental changes, hampered the performance of some financial stocks, including American International Group (AIG), which remains among the portfolio's top 10 holdings. There was some concern that the volatile equity markets would impede revenue and earnings growth in the company's life insurance business. Given the stock's strong performance during the prior six months, many investors took profits opportunistically.

Q     WHAT IS YOUR NEAR-TERM OUTLOOK FOR THE ECONOMY? ARE THERE EMERGING TRENDS
THAT MAY HELP GUIDE YOUR INVESTMENT STRATEGY IN THE COMING MONTHS?

A     Judging by the steepening yield curve, the economy may already be turning.
Nevertheless, there is usually a six- to nine-month lag between the time that the Federal Reserve alters its monetary policy and that change is evident. While we believe that U.S. monetary policy eventually will achieve traction, we will remain neutral until we see more concrete signs of improvement in corporate earnings and economic growth.

  Once we feel more confident, we'll look for opportunities to expand the portfolio's equity holdings once again. While we do not foresee a major shift in sector weightings of the portfolio's current equity allocation, we are in the process of making the portfolio somewhat more aggressive.

  We believe that consumer cyclical stocks, including retail and media companies, would be reinvigorated by any upturn in the economy. The earnings reports of many retailers far exceeded expectations during the period, suggesting that the American consumer is in better shape than most people believe. The Fed has proven time and again that it is interested in keeping the consumer healthy. Moreover, falling interest rates have given rise to a booming refinancing market for mortgages, which should put a bit more money in the hands of consumers. And we will selectively reduce our weightings in classically defensive sectors, such as health care.

  We expect to continue to see the wild swings in stock prices that have marked the technology sector for some time. Generally speaking, there has been no real improvement in the fundamentals of technology companies. While the market already has anticipated much potentially bad news, we have yet to see how investors will react to the negative earnings releases (see Terms To Know, on page 10) that are almost certain in the coming months. It is possible that earnings expectations will have to be further reduced. With price consciousness paramount, however, we will continue to seek opportunities to invest in technology.

  Finally, the market's demand to be well compensated for risk is reflected in the generous yields of corporate bonds, which we believe are fundamentally less risky than at any time in the last five years. The rationalization of business models, increased focus on cost cutting and decline in equity buybacks may not be reflected in credit ratings soon, but these moves signal a turn in corporate credit quality. We will continue to seek investment opportunities in the coming months.

TERMS TO KNOW

EARNINGS RELEASE A quarterly report to the public of a corporation's earnings. Earnings are revenues minus the cost of sales, operating expenses and taxes over a given period of time. Earnings are often the most important determinant of a corporation's stock price.

GROWTH STOCK A stock issued by a company that is expected to experience rapid growth resulting from strong sales, adept management and market dominance. Because growth stocks are typically in demand, they tend to carry relatively high price tags and can be volatile due to changing perceptions of the company's ability to grow.

INVERTED YIELD CURVE An uncommon situation in which long-term interest rates have lower yields than short-term interest rates.

RECESSION A period of general economic decline; specifically, a decline in gross domestic product for two or more consecutive quarters.

VALUATION  A stock's price relative to an underlying measure of worth.

VALUE STOCK A stock that is considered to be "on sale" or bargain-priced because it has fallen out of favor with investors. These stocks are perceived to be undervalued relative to their true worth as determined by earnings potential, book value, cash flow, dividend yield or other fundamental measures.

INDUSTRY SECTORS

A SIX MONTH COMPARISON OF THE EQUITY PORTION OF SCUDDER TOTAL RETURN FUND*
THE EQUITY PORTION OF SCUDDER TOTAL RETURN FUND CAN BE REVIEWED ACCORDING TO THE CONCENTRATION OF INDUSTRY SECTORS IN WHICH THE FUND INVESTS. THE GRAPHS BELOW PROVIDE A LOOK AT HOW THE COMPOSITION OF THE EQUITY PORTION OF THE PORTFOLIO HAS CHANGED IN THE LAST SIX MONTHS, BY PRESENTING THE FUND'S SECTORS REPRESENTED ON APRIL 30, 2001, AND ON OCTOBER 31, 2000.
[BAR GRAPH]

                                                                SCUDDER TOTAL RETURN FUND ON       SCUDDER TOTAL RETURN FUND ON
                                                                          4/30/01                            10/31/00
                                                                ----------------------------       ----------------------------
Health care                                                                 20.7                               18.1
Consumer nondurables                                                        20.2                               13.1
Finance                                                                     18.4                                 20
Technology                                                                  15.5                               23.4
Capital goods                                                                9.8                                9.1
Energy                                                                       8.1                                5.1
Communication services                                                       3.3                                8.2
Transportation                                                               2.6                                  0
Basic materials                                                              0.9                                  3
Utilities                                                                    0.5                                  0

A COMPARISON WITH THE S&P 500 STOCK INDEX, THE BENCHMARK FOR THE EQUITY PORTION OF THE FUND
THE EQUITY PORTION OF SCUDDER TOTAL RETURN FUND CAN BE COMPARED WITH THE S&P 500 STOCK INDEX AS A BENCHMARK. THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE CHART BELOW SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF SCUDDER TOTAL RETURN FUND REPRESENTED ON APRIL 30, 2001, COMPARED WITH THE INDUSTRY SECTORS OF THE S&P 500 STOCK INDEX.
[BAR GRAPH]

                                                                SCUDDER TOTAL RETURN FUND ON       STANDARD & POOR'S 500 STOCK
                                                                          4/30/01                        INDEX ON 4/30/01
                                                                ----------------------------       ---------------------------
Health care                                                                 20.7                               13.1
Consumer nondurables                                                        20.2                               21.3
Finance                                                                     18.4                               17.4
Technology                                                                  15.5                               18.7
Capital goods                                                                9.8                                9.1
Energy                                                                       8.1                                6.9
Communication services                                                       3.3                                6.1
Transportation                                                               2.6                                0.7
Basic materials                                                              0.9                                2.6
Utilities                                                                    0.5                                4.1

* PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S LARGEST EQUITY HOLDINGS*
Representing 17.0 percent of the fund's total common stock holdings on April 30, 2001

            NAME                          DESCRIPTION                          PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.          GENERAL ELECTRIC              A broadly diversified company with     2.6%
                                          major businesses in power
                                          generators, appliances, lighting,
                                          plastics, medical systems,
                                          aircraft engines, financial
                                          services and broadcasting.
--------------------------------------------------------------------------------------
2.          MICROSOFT                     A company that develops, markets       2.4%
                                          and supports a variety of
                                          microcomputer software, operating
                                          systems, language and application
                                          programs, related books and
                                          peripheral devices.
--------------------------------------------------------------------------------------
3.          PFIZER                        A research-based pharmaceutical        1.9%
                                          company involved in the discovery,
                                          development, manufacturing and
                                          marketing of medicines for humans
                                          and animals.
--------------------------------------------------------------------------------------
4.          EXXON MOBIL                   A company engaged in exploration,      1.6%
                                          production, manufacture,
                                          transportation and sale of crude
                                          oil, natural gas and petroleum
                                          products.
--------------------------------------------------------------------------------------
5.          UNITED TECHNOLOGIES           Through such well-known names as       1.6%
                                          Otis, United Technologies
                                          Corporation (UTC) makes building
                                          systems and aerospace products,
                                          including elevators and
                                          helicopters. Its subsidiary
                                          Carrier is the world's largest
                                          maker of heating and
                                          air-conditioning systems.
--------------------------------------------------------------------------------------
6.          CITIGROUP                     A diversified holding company that     1.6%
                                          provides a wide range of financial
                                          services to individual and
                                          corporate clients.
--------------------------------------------------------------------------------------
7.          WAL-MART                      A large global retailer with           1.4%
                                          operations in the United States,
                                          Asia and Latin America. Wal-Mart
                                          operates Wal-Mart, Wal-Mart
                                          Supercenter and Sam's Club. It
                                          also sells branded merchandise
                                          under the Popular Mechanics,
                                          Better Homes & Gardens and Sam's
                                          American Choice labels.
--------------------------------------------------------------------------------------
8.          INTEL                         A company engaged in the design,       1.4%
                                          development, manufacture and sale
                                          of advanced microcomputer
                                          components.
--------------------------------------------------------------------------------------
9.          IBM                           International Business Machines        1.3%
                                          (IBM) is the world's top provider
                                          of computer equipment, including
                                          PCs, notebooks, mainframes,
                                          network servers, software and
                                          peripherals. The company's service
                                          arm is the largest in the world.
--------------------------------------------------------------------------------------
10.         AMERICAN INTERNATIONAL GROUP  A holding company engaged in           1.2%
                                          insurance and insurance-related
                                          activities in the United States
                                          and abroad. AIG's primary
                                          activities are general insurance
                                          and life insurance operations.
--------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

SCUDDER TOTAL RETURN FUND
Investment Portfolio as of April 30, 2001 (Unaudited)

                                                                                        PRINCIPAL
    REPURCHASE AGREEMENTS--3.8%                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------
                                             State Street Bank, 4.52%, to be
                                               repurchased at $120,512,129, on
                                               5/01/2001** (Cost $120,497,000)         $120,497,000   $  120,497,000
                                             ---------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS--17.1%
------------------------------------------------------------------------------------------------------------------------
                                             U.S. Treasury Bond:
                                               6.125%, 08/15/2029                        25,000,000       25,769,500
                                               6.250%, 05/15/2030                        18,725,000       19,737,274
                                               9.375%, 02/15/2006                        90,450,000      107,281,841
                                             U.S. Treasury Note:
                                               5.000%, 02/15/2011                        17,760,000       17,310,494
                                               5.375%, 02/15/2031                        25,000,000       23,578,000
                                               5.750%, 11/15/2005                        53,980,000       55,852,566
                                               5.750%, 08/15/2010                        71,925,000       73,756,930
                                               6.750%, 05/15/2005                       130,350,000      139,332,419
                                               10.750%, 08/15/2005                       60,000,000       73,321,800
                                             ---------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT OBLIGATIONS
                                             (Cost $529,754,361)                                         535,940,824
                                             ---------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--2.5%
------------------------------------------------------------------------------------------------------------------------
                                             Government National Mortgage
                                               Association:
                                               6.500%, with various maturities to
                                               04/15/2029                                19,370,467       19,241,621
                                               7.000%, with various maturities to
                                               12/15/2028                                41,186,485       41,671,662
                                               8.000%, with various maturities to
                                               09/15/2030                                15,918,150       16,466,531
                                             ---------------------------------------------------------------------------
                                             TOTAL GOVERNMENT NATIONAL
                                             MORTGAGE ASSOCIATION
                                             (Cost $75,268,058)                                           77,379,814
                                             ---------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY PASS-THRUS--5.2%
------------------------------------------------------------------------------------------------------------------------
                                             Federal National Mortgage Association:
                                               6.500%, with various maturities to
                                               07/01/2030                                71,800,243       71,076,496
                                               7.000%, with various maturities to
                                               09/01/2030                                36,699,799       37,170,952
                                               7.500%, with various maturities to
                                               09/01/2030                                34,100,519       34,928,170
                                               8.000%, with various maturities to
                                               08/01/2030                                18,844,412       19,526,532
                                             ---------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS
                                             (Cost $157,449,538)                                         162,702,150
                                             ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

U.S. GOVERNMENT AGENCY PASS-THRUS--5.2%
------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL
FOREIGN BONDS--U.S. DENOMINATED--0.3%                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Quebec Province, 5.500%, 04/11/2006
                                             (Cost $8,230,448)                         $  8,250,000   $    8,119,320
                                             ---------------------------------------------------------------------------

    ASSET BACKED--0.5%
------------------------------------------------------------------------------------------------------------------------

      AUTOMOBILE RECEIVABLES--0.3%
                                             Daimler Chrysler Auto Trust Series
                                               2000-C, 6.820%, 09/06/2004                 7,875,000        8,116,697
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

      CREDIT CARD RECEIVABLES--0.2%
                                             Citibank Credit Card Issuance Trust
                                               Series 2000-A1, 6.900%, 10/17/2007         6,900,000        7,207,401
                                             ---------------------------------------------------------------------------
                                             TOTAL ASSET BACKED
                                             (Cost $14,770,326)                                           15,324,098
                                             ---------------------------------------------------------------------------

    CORPORATE BONDS--10.0%
------------------------------------------------------------------------------------------------------------------------

      CONSUMER DISCRETIONARY--0.7%
                                             AFC Enterprises, 10.250%, 05/15/2007         2,840,000        2,896,800
                                             Cinemark USA, Inc., 8.500%, 08/01/2008       5,350,000        3,852,000
                                             MGM Grand, Inc., 9.750%, 06/01/2007          5,725,000        6,125,750
                                             Park Place Entertainment, Inc., 8.500%,
                                               11/15/2006                                 3,900,000        4,082,922
                                             Wal-Mart Stores, 6.875%, 08/10/2009          6,350,000        6,555,296
                                             ---------------------------------------------------------------------------
                                                                                                          23,512,768
------------------------------------------------------------------------------------------------------------------------

      CONSUMER STAPLES--0.4%
                                             Pepsi Bottling Holdings, Inc., 5.625%,
                                               02/17/2009                                 6,350,000        6,036,056
                                             Unilever Capital Corp., 7.125%,
                                               11/01/2010                                 6,075,000        6,326,019
                                             ---------------------------------------------------------------------------
                                                                                                          12,362,075
------------------------------------------------------------------------------------------------------------------------

      HEALTH--0.3%
                                             Magellan Health Services, Inc. 9.000%,
                                               02/15/2008                                 9,410,000        8,821,875
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

      COMMUNICATIONS--1.8%
                                             Deutsche Telekom International Finance,
                                               7.750%, 06/15/2005                         3,250,000        3,366,188
                                             Esprit Telecom Group, PLC,
                                               11.500%,12/15/2007                         2,370,000           47,400
                                             Intermedia Communications, 8.600%,
                                               06/01/2008                                11,370,000       10,574,100
                                             McLeod USA, Inc., Step-up Coupon, 0% to
                                               03/01/2002, 10.500% to 03/01/2007***       6,550,000        4,978,000
                                             MetroNet Communications Corp., Step-up
                                               Coupon, 0% to 06/15/2003, 9.950%,
                                               06/15/2008***                              7,500,000        6,130,335
                                             Nextel Communications, Inc.:
                                               9.375%, 11/15/2009                         8,320,000        6,884,800
                                               9.500%, 02/01/2011                         6,475,000        5,341,875
                                             Qwest Communications International,
                                               7.500%, 11/01/2008                         6,450,000        6,603,897
                                             Rogers Cantel Inc., 8.800%, 10/01/2007       7,900,000        7,623,500
                                             Sprint Capital Corp., 7.625%, 01/30/2011     6,450,000        6,422,975
                                             ---------------------------------------------------------------------------
                                                                                                          57,973,070

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL
                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------

      FINANCIAL--2.9%
                                             Capital One Bank, 6.875%, 02/01/2006      $  5,400,000   $    5,275,368
                                             Citigroup, Inc., 7.250%, 10/01/2010          6,450,000        6,701,421
                                             Fannie Mae:
                                               5.500%, 02/15/2006                        11,225,000       11,258,338
                                               7.000%, 07/15/2005                        13,100,000       13,900,279
                                             Firstar Bank NA, 7.125%, 12/01/2009          3,250,000        3,346,460
                                             FleetBoston Financial Corp., 7.250%,
                                               09/15/2005                                 5,775,000        6,073,452
                                             Ford Motor Credit Co., 7.600%,
                                               08/01/2005                                 6,450,000        6,785,787
                                             General Electric Capital Corp., 6.500%,
                                               12/10/2007                                 6,450,000        6,662,850
                                             MBNA Master Credit Card Trust, 6.900%,
                                               01/15/2008                                 8,050,000        8,444,679
                                             PNC Funding Corp., 7.500%, 11/01/2009        3,250,000        3,409,055
                                             Prudential Insurance Co., 6.375%,
                                               07/23/2006                                 4,000,000        3,992,880
                                             Repsol International Finance, 7.450%,
                                               07/15/2005                                 6,600,000        6,903,072
                                             Wells Fargo & Co.:
                                               7.250%, 08/24/2005                         6,450,000        6,822,165
                                               7.550%, 06/21/2010                         2,425,000        2,597,151
                                             ---------------------------------------------------------------------------
                                                                                                          92,172,957
------------------------------------------------------------------------------------------------------------------------

      MEDIA--1.7%
                                             Cablevision Systems Corp., 7.875%,
                                               12/15/2007                                 6,585,000        6,644,351
                                             Charter Communications Holdings LLC,
                                               8.625%, 04/01/2009                         8,500,000        8,266,250
                                             Frontiervision LP, 11.000%, 10/15/2006       5,000,000        5,175,000
                                             NTL, Inc., Step-up Coupon,
                                               0% to 06/08/2001
                                               11.500% to 02/01/2006***                  11,330,000        9,573,850
                                             News America Holdings, Inc., 9.250%,
                                               02/01/2013                                 3,225,000        3,574,364
                                             Sinclair Broadcasting Group, Inc.,
                                               8.750%, 12/15/2007                         3,890,000        3,578,800
                                             TeleWest Communications PLC, 11.000%,
                                               10/01/2007                                 9,295,000        8,946,438
                                             Time Warner, Inc., 9.125, 01/15/2013         6,450,000        7,599,003
                                             ---------------------------------------------------------------------------
                                                                                                          53,358,056
------------------------------------------------------------------------------------------------------------------------

      MANUFACTURING--0.4%
                                             Dow Chemical, 7.000%, 08/15/2005             6,450,000        6,739,025
                                             International Paper Co., 8.000%,
                                               07/08/2003                                 6,450,000        6,737,993
                                             Plainwell, Inc., 11.000%, 03/01/2008         4,230,000           42,300
                                             ---------------------------------------------------------------------------
                                                                                                          13,519,318
------------------------------------------------------------------------------------------------------------------------

      TECHNOLOGY--0.0%
                                             PSINet, Inc.:
                                               10.000%, 02/15/2005                        3,210,000          192,600
                                               11.500%, 11/01/2008                        4,030,000          261,950
                                             ---------------------------------------------------------------------------
                                                                                                             454,550

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                       PRINCIPAL
                                                                                       AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------

      ENERGY--1.0%
                                             Conoco, Inc., 6.350%, 04/15/2009          $  6,450,000   $    6,436,197
                                             Petroleum Geo-Services, 7.500%,
                                               03/31/2007                                 6,450,000        6,202,256
                                             Phillips Petroleum Co., 8.750%,
                                               05/25/2010                                 6,450,000        7,367,900
                                             Progress Energy, Inc., 6.750%,
                                               03/01/2006                                 3,675,000        3,744,200
                                             Texas Eastern Transmission Corp.,
                                               7.300%, 12/01/2010                         6,450,000        6,605,574
                                             ---------------------------------------------------------------------------
                                                                                                          30,356,127
------------------------------------------------------------------------------------------------------------------------

      METALS AND MINERALS--0.1%
                                             Euramax International, PLC, 11.250%,
                                               10/01/2006                                 3,400,000        2,142,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

      CONSTRUCTION--0.4%
                                             Del Webb Corp., 9.750%, 01/15/2008           6,010,000        5,799,650
                                             Hovnanian Enterprises, Inc., 10.500%,
                                               10/01/2007                                 6,775,000        7,046,000
                                             ---------------------------------------------------------------------------
                                                                                                          12,845,650
------------------------------------------------------------------------------------------------------------------------

      UTILITIES--0.3%
                                             Alabama Power Co., 7.125%, 08/15/2004        3,500,000        3,646,720
                                             KeySpan Corp., 7.625%, 11/15/2010            6,875,000        7,275,813
                                             ---------------------------------------------------------------------------
                                                                                                          10,922,533
                                             ---------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $332,461,885)                                         318,440,979
                                             ---------------------------------------------------------------------------

    COMMON STOCKS--60.6%                                                                  SHARES
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--5.9%
      DEPARTMENT & CHAIN STORES
                                             Costco Wholesale Corp.*                        457,000       15,963,010
                                             Dollar General Corp.                                 1               17
                                             Gap, Inc.                                      635,000       17,595,850
                                             Home Depot, Inc.                               560,000       26,376,000
                                             Kohl's Corp.*                                  462,000       28,209,720
                                             Lowe's Cos., Inc.                              248,000       15,624,000
                                             Target Corp.                                   981,000       37,719,450
                                             Wal-Mart Stores, Inc.                          873,200       45,179,368
                                             ---------------------------------------------------------------------------
                                                                                                         186,667,415
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--2.6%
      FOOD & BEVERAGE--1.4%
                                             Coca-Cola Co.                                  516,500       23,857,135
                                             PepsiCo, Inc.                                  430,000       18,838,300
                                             ---------------------------------------------------------------------------
                                                                                                          42,695,435

  PACKAGED GOODS/
  COSMETICS--1.2%
                                             Colgate-Palmolive Co.                          432,000       24,127,200
                                             Procter & Gamble Co.                           248,000       14,892,400
                                             ---------------------------------------------------------------------------
                                                                                                          39,019,600
------------------------------------------------------------------------------------------------------------------------

    HEALTH--11.0%
      BIOTECHNOLOGY--1.7%
                                             Amgen, Inc.*                                   200,000       12,228,000
                                             Biogen, Inc.*                                  225,000       14,548,500
                                             Genentech, Inc.*                               240,000       12,600,000
                                             Genzyme Corp. (General Division)*              128,600       14,013,542
                                             ---------------------------------------------------------------------------
                                                                                                          53,390,042

      HEALTH INDUSTRY SERVICES--0.9%
                                             CIGNA Corp.                                    252,200       26,909,740
                                             ---------------------------------------------------------------------------

      HOSPITAL MANAGEMENT--0.7%
                                             Tenet Healthcare Corp.*                        510,000       22,766,400
                                             ---------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------

      MEDICAL SUPPLY--2.5%
                                             Abbot Laboratories                        $    728,000   $   33,764,640
                                             Baxter International, Inc.                     251,900       22,960,685
                                             Becton, Dickinson & Co.                        690,000       22,321,500
                                             ---------------------------------------------------------------------------
                                                                                                          79,046,825

      PHARMACEUTICALS--5.2%
                                             Allergan, Inc.                                 226,700       17,229,200
                                             Alza Corp.*                                    576,800       26,371,296
                                             American Home Products Corp.                   428,500       24,745,875
                                             Eli Lilly & Co.                                263,000       22,355,000
                                             Johnson & Johnson                              143,000       13,796,640
                                             Pfizer, Inc.                                 1,347,500       58,346,750
                                             ---------------------------------------------------------------------------
                                                                                                         162,844,761
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--2.8%
      CELLULAR TELEPHONE--1.2%
                                             AT&T Wireless Group*                           771,000       15,497,100
                                             Nokia Oyj (ADR)                                625,000       21,368,750
                                             ---------------------------------------------------------------------------
                                                                                                          36,865,850

      TELEPHONE/
      COMMUNICATIONS--1.6%
                                             BroadWing, Inc.*                               888,000       22,022,400
                                             Qwest Communications International,
                                               Inc.*                                        290,000       11,861,000
                                             SBC Communications, Inc.                       381,000       15,716,250
                                             ---------------------------------------------------------------------------
                                                                                                          49,599,650
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--9.3%
      BANKS--1.7%
                                             Bank of America Corp.                          410,000       22,960,000
                                             National City Corp.                            568,000       15,455,280
                                             Wells Fargo & Co.                              347,000       16,298,590
                                             ---------------------------------------------------------------------------
                                                                                                          54,713,870

      INSURANCE--4.3%
                                             Allstate Corp.                                 637,000       26,594,750
                                             American International Group, Inc.             478,500       39,141,300
                                             Hartford Financial Services Group, Inc.        435,000       27,013,500
                                             Jefferson Pilot Corp.                          413,250       19,282,245
                                             St. Paul Cos., Inc.                            534,400       24,101,440
                                             ---------------------------------------------------------------------------
                                                                                                         136,133,235

      CONSUMER FINANCE--2.8%
                                             Citigroup, Inc.                              1,001,664       49,231,786
                                             Household International, Inc.                  454,022       29,066,488
                                             Providian Financial Corp.                      190,000       10,127,000
                                             ---------------------------------------------------------------------------
                                                                                                          88,425,274

      OTHER FINANCIAL
      COMPANIES--0.5%
                                             Morgan Stanley Dean Witter & Co.               189,000       11,867,310
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--3.4%
      ADVERTISING--0.6%
                                             Omnicom Group, Inc.                            210,700       18,509,995
                                             ---------------------------------------------------------------------------

      BROADCASTING &
      ENTERTAINMENT--1.6%
                                             Clear Channel Communications, Inc.             335,000       18,693,000
                                             Viacom, Inc. "B"*                              601,813       31,330,385
                                             ---------------------------------------------------------------------------
                                                                                                          50,023,385

      CABLE TELEVISION--0.4%
                                             AT&T Corp.-Liberty Media Group "A"*            840,000       13,440,000
                                             ---------------------------------------------------------------------------

      PRINT MEDIA--0.8%
                                             Tribune Co.                                    553,000       23,311,848
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.5%
      INVESTMENT--1.9%
                                             J.P. Morgan Chase & Co.                        624,000       29,939,520
                                             Mellon Financial Corp.                         468,000       19,155,240
                                             Merrill Lynch & Co., Inc.                      167,000       10,303,900
                                             ---------------------------------------------------------------------------
                                                                                                          59,398,660

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                       SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------

      MISCELLANEOUS
      COMMERCIAL SERVICES--0.6%
                                             United Parcel Service "B"                 $    351,000   $   20,164,950
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.6%
      AEROSPACE--2.3%
                                             General Dynamics Corp.                         281,000       21,659,480
                                             United Technologies Corp.                      640,000       49,971,200
                                             ---------------------------------------------------------------------------
                                                                                                          71,630,680

      TELECOMMUNICATIONS
      EQUIPMENT--0.3%
                                             CIENA Corp.*                                   164,600        9,062,876
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--3.9%
      DIVERSIFIED MANUFACTURING--3.3%
                                             General Electric Co.                         1,679,000       81,481,870
                                             Illinois Tool Works, Inc.                      356,000       22,563,280
                                             ---------------------------------------------------------------------------
                                                                                                         104,045,150

      INDUSTRIAL SPECIALTY--0.6%
                                             PPG Industries, Inc.                           367,000       19,506,050
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--10.6%
      COMPUTER SOFTWARE--3.6%
                                             BEA Systems, Inc.*                             315,000       12,867,750
                                             Brocade Communications Systems, Inc.*          310,000       11,776,900
                                             i2 Technologies, Inc.*                         680,000       11,838,800
                                             Microsoft Corp.*                             1,130,000       76,557,500
                                             ---------------------------------------------------------------------------
                                                                                                         113,040,950

      DIVERSE ELECTRONIC
      PRODUCTS--1.6%
                                             Applied Materials, Inc.*                       292,000       15,943,200
                                             Cimline Inc., convertible preferred*            37,716           21,121
                                             Dell Computer Corp.                            995,000       26,158,550
                                             General Motors Corp. "H" (New)*                397,000        8,436,250
                                             ---------------------------------------------------------------------------
                                                                                                          50,559,121

      EDP PERIPHERALS--0.9%
                                             EMC Corp.                                      450,000       17,820,000
                                             VERITAS Software Corp.*                        195,000       11,623,950
                                             ---------------------------------------------------------------------------
                                                                                                          29,443,950

      ELECTRONIC DATA
      PROCESSING--1.5%
                                             International Business Machines Corp.          342,000       39,377,880
                                             Sun Microsystems, Inc.*                        535,000        9,159,200
                                             ---------------------------------------------------------------------------
                                                                                                          48,537,080

      SEMICONDUCTORS--3.0%
                                             Intel Corp.                                  1,404,000       43,397,640
                                             KLA-Tencor Corp.*                              250,000       13,740,000
                                             Linear Technology Corp.                        235,000       11,289,400
                                             Texas Instruments, Corp.                       350,000       13,545,000
                                             Xilinx, Inc.*                                  235,000       11,155,450
                                             ---------------------------------------------------------------------------
                                                                                                          93,127,490
------------------------------------------------------------------------------------------------------------------------

    ENERGY--4.7%
      OIL & GAS
      PRODUCTION--3.8%
                                             BP PLC (ADR)                                   362,000       19,576,960
                                             Exxon Mobil Corp.                              578,916       51,291,964
                                             Nabors Industries, Inc.*                       475,000       28,319,500
                                             Royal Dutch Petroleum Co.                      318,000       18,930,540
                                             ---------------------------------------------------------------------------
                                                                                                         118,118,964

      OILFIELD SERVICES/
      EQUIPMENT--0.9%
                                             BJ Services Co.*                               343,000       28,211,750
                                             ---------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.9%
      RAILROADS
                                             Union Pacific Corp.                       $    516,000   $   29,355,233
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--0.4%
      ELECTRIC UTILITIES
                                             Mirant Corp.*                                  290,000       11,832,000
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $1,561,257,115)                                     1,902,265,539
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $2,799,688,731)                                    $3,140,669,724
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security.

 ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Deferred interest obligation; currently zero coupon under terms of initial offering.

(a) The cost for federal income tax purposes was $2,799,835,585. At April 30, 2001, net realized appreciation for all securities based on tax cost was $340,834,139. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $411,561,602 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $70,727,463.

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of April 30, 2001
(Unaudited)

ASSETS
------------------------------------------------------------------------------
Investments in securities, at value (cost $2,799,688,731)       $3,140,669,724
------------------------------------------------------------------------------
Cash                                                                     3,242
------------------------------------------------------------------------------
Receivable for investments sold                                      9,271,174
------------------------------------------------------------------------------
Dividends receivable                                                   849,414
------------------------------------------------------------------------------
Interest receivable                                                 19,099,692
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      1,825,574
------------------------------------------------------------------------------
Other assets                                                            29,824
------------------------------------------------------------------------------
TOTAL ASSETS                                                     3,171,748,644
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for investments purchased                                   20,590,039
------------------------------------------------------------------------------
Dividends payable                                                        1,797
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     4,583,630
------------------------------------------------------------------------------
Accrued management fee                                               1,311,254
------------------------------------------------------------------------------
Accrued reorganization costs                                           486,724
------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                     76,902
------------------------------------------------------------------------------
Other accrued expenses and payables                                  1,461,968
------------------------------------------------------------------------------
Total liabilities                                                   28,512,314
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,143,236,330
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)                      $    5,990,700
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                         340,980,993
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                25,109,886
------------------------------------------------------------------------------
Paid-in capital                                                  2,771,154,751
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,143,236,330
------------------------------------------------------------------------------
NET ASSETS VALUE
------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,588,851,832 / 267,081,740 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                    $ 9.69
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $9.69)                 $10.28
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($482,226,829
  / 49,783,871 shares outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                $ 9.69
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($61,852,952 /
  6,399,081 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                     $ 9.67
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price
  ($10,304,717 / 1,061,594 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           $ 9.71
------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME
-----------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $20,042)            $   8,749,893
-----------------------------------------------------------------------------
Interest                                                           48,562,315
-----------------------------------------------------------------------------
Total income                                                       57,312,208
-----------------------------------------------------------------------------
Expenses:
Management fee                                                      8,568,769
-----------------------------------------------------------------------------
Services to shareholders                                            2,338,552
-----------------------------------------------------------------------------
Custodian fees                                                         87,312
-----------------------------------------------------------------------------
Distribution services fees                                          2,129,175
-----------------------------------------------------------------------------
Administrative service fees                                         3,999,143
-----------------------------------------------------------------------------
Auditing                                                               35,959
-----------------------------------------------------------------------------
Legal                                                                  26,711
-----------------------------------------------------------------------------
Trustees' fees and expenses                                            32,979
-----------------------------------------------------------------------------
Reports to shareholders                                               160,297
-----------------------------------------------------------------------------
Registration fees                                                      39,952
-----------------------------------------------------------------------------
Reorganization                                                        769,685
-----------------------------------------------------------------------------
Other                                                                  20,646
-----------------------------------------------------------------------------
Total expenses before expense reductions                           18,209,180
-----------------------------------------------------------------------------
Expense reductions                                                   (628,748)
-----------------------------------------------------------------------------
Total expenses, after expense reductions                           17,580,432
-----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       39,731,776
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------------
Net realized gain (loss) from Investments                          30,366,300
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the year
on investments                                                   (276,252,753)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (245,886,453)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(206,154,677)
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       SIX MONTHS ENDED
                                                                          APRIL 30,          YEAR ENDED
                                                                             2001            OCTOBER 31,
                                                                         (UNAUDITED)            2000
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                            $   39,731,776     $    77,129,300
----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                    30,366,300         256,727,823
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the year                                              (276,252,753)       (108,116,973)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                                (206,154,677)        225,740,150
----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class A                                                                    (33,665,121)        (70,160,860)
----------------------------------------------------------------------------------------------------------
Class B                                                                     (4,246,846)         (9,132,589)
----------------------------------------------------------------------------------------------------------
Class C                                                                       (514,335)           (827,264)
----------------------------------------------------------------------------------------------------------
Class I                                                                       (149,687)           (314,796)
----------------------------------------------------------------------------------------------------------
From net realized gains
Class A                                                                   (212,734,693)       (115,967,738)
----------------------------------------------------------------------------------------------------------
Class B                                                                    (41,586,848)        (28,527,232)
----------------------------------------------------------------------------------------------------------
Class C                                                                     (4,576,621)         (1,824,608)
----------------------------------------------------------------------------------------------------------
Class I                                                                       (831,203)           (453,978)
----------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                                  186,897,471         651,291,066
----------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                              281,284,992         213,705,889
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                   (321,046,320)     (1,044,991,009)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                               147,136,143        (179,994,054)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                         (357,323,888)       (181,462,969)
----------------------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                        3,500,560,218       3,682,023,187
----------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $5,990,700 and $4,834,913,
respectively)                                                           $3,143,236,330     $ 3,500,560,218
----------------------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                     CLASS A
                                                         ---------------------------------------------------------------
                                                         SIX MONTHS
                                                           ENDED
                                                         APRIL 30,                  YEAR ENDED OCTOBER 31,
                                                            2001       -------------------------------------------------
                                                         (UNAUDITED)     2000        1999        1998        1997
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.34        11.35       10.54       11.34       11.28
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                    .13(a)       .26(a)      .30(a)      .29         .31
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   (.80)         .47        1.50         .77        1.57
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (.67)         .73        1.80        1.06        1.88
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                          (.13)        (.28)       (.31)       (.31)       (.33)
------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                  (.85)        (.46)       (.68)      (1.55)      (1.49)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.98)        (.74)       (.99)      (1.86)      (1.82)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $9.69        11.34       11.35       10.54       11.34
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (b)(c)                                       (5.87)**      6.52       17.91       10.47       18.95
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                   2,588,852    2,861,856   2,884,634   2,406,414   2,079,560
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 .91(d)*     1.02        1.02        1.01        1.01
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .89(d)*     1.01        1.02        1.01        1.01
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      2.68*        2.29        2.71        2.75        2.92
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     101*          95          64          80         122
------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS B
                                                         ---------------------------------------------------------------
                                                         SIX MONTHS
                                                           ENDED
                                                         APRIL 30,                  YEAR ENDED OCTOBER 31,
                                                            2001       -------------------------------------------------
                                                         (UNAUDITED)     2000        1999        1998        1997
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.34        11.34       10.52       11.33       11.27
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                    .08(a)       .16(a)      .19(a)      .19         .22
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   (.79)         .46        1.50         .75        1.55
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (.71)         .62        1.69         .94        1.77
------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                          (.09)        (.16)       (.19)       (.20)       (.22)
------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                  (.85)        (.46)       (.68)      (1.55)      (1.49)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.94)        (.62)       (.87)      (1.75)      (1.71)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $9.69        11.34       11.34       10.52       11.33
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (b)(c)                                       (6.30)**      5.58       16.76        9.30       17.86
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     482,227      556,449     744,232     877,077   1,132,158
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                1.92(d)*     1.91        2.03        2.01        1.95
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 1.92(d)*     1.90        2.03        2.01        1.95
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      1.62*        1.40        1.70        1.75        1.98
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     101*          95          64          80         122
------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                    CLASS C
                                                              ---------------------------------------------------
                                                              SIX MONTHS
                                                               ENDED
                                                              APRIL 30,            YEAR ENDED OCTOBER 31,
                                                                2001        -------------------------------------
                                                              (UNAUDITED)    2000     1999     1998     1997
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.31       11.32    10.54    11.34    11.28
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                       .09(a)      .16(a)   .20(a)   .20      .22
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      (.79)        .47     1.48      .77     1.56
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (.70)        .63     1.68      .97     1.78
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                             (.09)       (.18)    (.22)    (.22)    (.23)
-----------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     (.85)       (.46)    (.68)   (1.55)   (1.49)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                               (.94)       (.64)    (.90)   (1.77)   (1.72)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $9.67       11.31    11.32    10.54    11.34
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (b)(c)                                          (6.21)**     5.63    16.64     9.50    17.92
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                         61,853      61,069   42,841   25,681   17,472
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                   1.85(d)*    1.87     1.89     1.90     1.90
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                    1.82(d)*    1.86     1.89     1.90     1.90
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         1.75*       1.44     1.84     1.86     2.03
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        101*         95       64       80      122
-----------------------------------------------------------------------------------------------------------------

                                                                                    CLASS I
                                                              ---------------------------------------------------
                                                              SIX MONTHS
                                                               ENDED
                                                              APRIL 30,            YEAR ENDED OCTOBER 31,
                                                                2001        -------------------------------------
                                                              (UNAUDITED)    2000     1999     1998     1997
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.36       11.38    10.54    11.33    11.27
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                       .14(a)      .29(a)   .34(a)   .34      .36
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      (.79)        .47     1.53      .77     1.55
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                  (.65)        .76     1.87     1.11     1.91
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                             (.15)       (.32)    (.35)    (.35)    (.36)
-----------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     (.85)       (.46)    (.68)   (1.55)   (1.49)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                              (1.00)       (.78)   (1.03)   (1.90)   (1.85)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $9.71       11.36    11.38    10.54    11.33
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (c)                                             (5.70)**     6.80    18.65    10.98    19.40
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                         10,305      11,186   10,316   12,082   12,193
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                    .69(d)*     .63      .67      .64      .71
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                     .69(d)*     .62      .67      .64      .71
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         2.88*       2.68     3.06     3.12     3.22
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        101*         95       64       80      122
-----------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions for Class A, Class B, Class C and Class I were .91%, 1.90%, 1.84% and .70% respectively, and after expense reductions for Class A, Class B, Class C, and Class I were .91%, 1.90%, 1.84% and .70% respectively (See Notes to Financial Statement).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Total Return Fund (the "Fund"), formerly
                             Kemper Total Return Fund, is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expenses reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an

NOTES TO FINANCIAL STATEMENTS

                             identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended April 30, 2001, investment
                             transactions (excluding short-term investments and direct U.S. Government obligations) are as follows:

                             Purchases                            $1,394,647,438

                             Proceeds from sales                   1,354,014,052

                             Purchases and sales of U.S. Government obligations are as follows:

                             Purchases                              $191,578,993

                             Proceeds from sales                     374,035,536

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.
                             ("ZSI" or the "Advisor"), formerly Scudder Kemper
                             Investments, Inc. and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $8,568,769 for the six months ended April 30, 2001 which was equivalent to an annualized effective rate of .53%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI") formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended April 30, 2001 are $98,899.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales for Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 2001 are $2,580,943, of which $327,306 is unpaid at April 30, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to SDI for the six months ended April 30, 2001 are $3,999,143, of which $712,733 is unpaid at April 30, 2001. Additionally, $4,024 was paid by SDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $2,402,694 for the six months ended April 30, 2001 of which $55,139 is unpaid at April 30, 2001.

NOTES TO FINANCIAL STATEMENTS

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. The Fund made no payments to its officers and incurred trustees' fees of $6,101 to independent trustees. In addition, a one-time fee of $26,878 was accrued for payment to those trustees not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note 7. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $13,438 of such costs.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                          YEAR ENDED
                                                                     APRIL 30, 2001                        OCTOBER 31, 2000
                                                              -----------------------------         ------------------------------
                                                                SHARES            AMOUNT              SHARES            AMOUNT

                                       SHARES SOLD

                                       -------------------------------------------------------------------------------------------

                                        Class A                 9,017,840      $ 89,686,880          24,682,930      $ 280,348,601

                                       -------------------------------------------------------------------------------------------

                                        Class B                 4,739,784        47,331,117          13,136,551        148,872,046

                                       -------------------------------------------------------------------------------------------

                                        Class C                 1,352,826        13,490,996           3,070,169         34,772,235

                                       -------------------------------------------------------------------------------------------

                                        Class I                    44,368           440,480             481,696          5,496,491

                                       -------------------------------------------------------------------------------------------


                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS

                                       -------------------------------------------------------------------------------------------

                                        Class A                23,948,941       232,475,554          15,513,711        174,882,058

                                       -------------------------------------------------------------------------------------------

                                        Class B                 4,445,442        43,252,529           3,169,388         35,646,302

                                       -------------------------------------------------------------------------------------------

                                        Class C                   471,477         4,576,023             214,536          2,412,157

                                       -------------------------------------------------------------------------------------------

                                        Class I                   100,929           980,886              67,671            765,372

                                       -------------------------------------------------------------------------------------------


                                       SHARES REDEEMED

                                       -------------------------------------------------------------------------------------------

                                        Class A               (21,938,046)     (218,839,635)        (57,964,692)      (658,461,950)

                                       -------------------------------------------------------------------------------------------

                                        Class B                (5,779,014)      (57,251,190)        (16,078,688)      (180,491,260)

                                       -------------------------------------------------------------------------------------------

                                        Class C                  (824,327)       (8,329,848)         (1,669,541)       (18,883,893)

                                       -------------------------------------------------------------------------------------------

                                        Class I                   (68,647)         (677,649)           (470,996)        (5,352,213)

                                       -------------------------------------------------------------------------------------------


                                       CONVERSION OF SHARES

                                       -------------------------------------------------------------------------------------------

                                        Class A                 3,591,872        35,947,998          16,049,078      $ 181,801,693

                                       -------------------------------------------------------------------------------------------

                                        Class B                (3,593,476)      (35,947,998)        (15,890,003)      (181,801,693)

                                       -------------------------------------------------------------------------------------------

                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS             $147,136,143                          $(179,994,054)

                                       -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $38,858 and $7,087, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co., for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated pro rata among each

NOTES TO FINANCIAL STATEMENTS

                             of the Participants. Interest is calculated at the Federal Funds Rate Plus .5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $569,365 of such costs.

--------------------------------------------------------------------------------

8    SUBSEQUENT EVENT        On June 11, 2001, the Scudder Total Return Fund
                             (the "Fund") acquired all the net assets of the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+
                             Portfolio and Kemper Horizon 5 Portfolio pursuant to a plan of reorganization approved by the shareholders on May 15, 2001. The acquisition was accomplished by tax-free exchanges of 2,339,888, 2,876,737 and 2,503,663 shares of Class A,
                             2,736,556, 2,923,063 and 1,388,554 shares of Class
                             B, 591,758, 604,327 and 340,923 shares of Class C,
                             776, 121 and 2,320 shares of Class I of the Kemper
                             Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio, respectively, for 2,225,769, 2,872,354 and 2,476,953 shares of
                             Class A, 2,667,489, 2,908,536 and 1,369,980 shares
                             of Class B, 576,047, 601,317 and 335,340 shares of
                             Class C and 741, 122 and 2,308 shares of Class I of the Fund, respectively, outstanding on June 11, 2001. Kemper Horizon 20+ Portfolio's net assets at that date $55,647,535, including ($1,646,938) of unrealized depreciation, Kemper Horizon 10+
                             Portfolio's net assets at that date $62,873,547, including ($2,131,087) of unrealized depreciation and Kemper Horizon 5 Portfolio's net assets at that date $41,594,373, including ($668,179) of unrealized depreciation, respectively, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisitions were $3,164,354,707. The combined net assets of the Fund immediately following the acquisitions were $3,324,470,162.

--------------------------------------------------------------------------------

9    ADOPTION OF NEW
     ACCOUNTING PRINCIPLES   The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain
                             (loss) in the Statement of Operations.

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President                    Assistant Secretary
                                  and Assistant Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Chairperson, Trustee              JOHN R. HEBBLE                    Assistant Treasurer
and Vice President                Treasurer

DONALD L. DUNAWAY                 GARY A. LANGBAUM
Trustee                           Vice President

ROBERT B. HOFFMAN                 KATHRYN L. QUIRK
Trustee                           Vice President

DONALD R. JONES                   WILLIAM F. TRUSCOTT
Trustee                           Vice President

SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com


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